Exhibit 10.1

SECOND AMENDMENT, WAIVER AND EXCHANGE AGREEMENT

This Second Amendment, Waiver and Exchange Agreement (the “Agreement”) is entered into as of August 17, 2026, by and among TruGolf Holdings, Inc. (f/k/a Deep Medicine Acquisition Corp.), a Nevada corporation with offices located at 60 North 1400 West, Centerville, Utah 84014 (the “Company”) and the investor signatory hereto (the “Holder”), with reference to the following facts:

A. Prior to the date hereof, (a) the Company and the Holder and/or certain other investors (the “Other Holders”, and together with the Holder, the “Holders”) entered into that certain Securities Purchase Agreement, dated February 2, 2024 (as may be amended, modified, restated, restructured or supplemented from time to time, each a “Securities Purchase Agreement”), pursuant to which the Holder purchased, among other things, certain senior convertible notes (as amended, modified or waived prior to the date hereof, the “Notes”) and certain warrants to purchase shares of Common Stock (as defined in the Securities Purchase Agreement) (the “Warrants”, together with the Notes, the “Original Securities”), and (b) the Company and each Holder entered into that certain Amendment and Exchange Agreement, dated as of April 22, 2025 (each, as may be amended, modified, or waived, from time to time, a “Series A Exchange Agreement”, and collectively, the “Series A Exchange Agreements”), pursuant to which, among other things, the Holder acquired in exchange for the Original Securities, (i) certain shares (the “Series A Preferred Shares”) of a series of convertible preferred stock of the Company designated as Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), the terms of which are set forth in the Fourth Article, Section B., Section (3) of the Company’s Amended and Restated Articles of Incorporation dated March 11, 2026 (the “Series A Certificate of Designation”) and (ii) certain warrants to purchase shares of Series A Preferred Stock (the “Series A Preferred Warrants”, and collectively with the Series A Preferred Shares, the “Series A Securities”). Capitalized terms not defined herein shall have the meaning as set forth in the Series A Exchange Agreements.

B. The Company has authorized a new series of convertible preferred stock of the Company designated as Series B Convertible Preferred Stock, $0.0001 par value, the terms of which are set forth in the certificate of designation for such series of preferred stock (the “New Certificate of Designation”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series B Preferred Stock”), which Series B Preferred Stock shall be convertible into shares of Common Stock, in accordance with the terms of the New Certificate of Designation.

C. The Company has duly authorized the issuance to the Holder of a warrant to purchase such aggregate number of shares of Series B Preferred Stock as set forth on the signature page of the Holder attached hereto in the form attached hereto as Exhibit B (the “New Preferred Warrants”, and such shares of Series B Preferred Stock issuable pursuant to the terms of the New Preferred Warrants, including, without limitation, upon exercise or otherwise, collectively, the “New Warrant Preferred Shares”, and such shares of Common Stock issuable upon the conversion of the New Warrant Preferred Shares, collectively, the “New Warrant Preferred Conversion Shares”), in exchange for all of the Series A Preferred Warrants (the “Exchanged Securities”), as set forth on the signature page of the Holder attached hereto.

D. On the Closing Date (as defined below), each of the Company and the Holder desire to effectuate the exchange of the Exchanged Securities for the New Preferred Warrants (the “Exchange”) on the basis and subject to the terms and conditions set forth in this Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 144(d)(3)(ii) of the Securities Act.

E. In connection with the proposed acquisition by the Company of all the securities of Polymath Research Inc., a Canadian company (the “Polymath Acquisition”, and the time of closing of the Polymath Acquisition, the “Polymath Closing Time”), the Company desires to obtain a waiver, in part, of Sections 3(a), 3(c), 5(a)(vi), 5(a)(vii), 5(a)(xix), 6(b), 8(a), 13(f), 13(l) and 13(p) of the Series A Certificate of Designation solely to the extent necessary to permit the Polymath Acquisition and the issuances of shares in connection with the Polymath Acquisition (the “Limited Waivers”).

F. In connection with the Polymath Acquisition, the Company desires to obtain the consent for (i) the consummation of the Polymath Acquisition for the purposes of Section 5(a)(xix) of the Series A Certificate of Designation such that the Polymath Acquisition shall not be deemed a Triggering Event (as defined in the Series A Certificate of Designation), and (ii) the creation of the Series B Preferred Stock and Series C preferred stock for purposes of Section 16 of Series A Certificate of Designation (the “Polymath Acquisition Consents”).

G. Concurrently herewith, the Company has also requested that each Other Holder enter into amendment and exchange agreements in form and substance identical to this Agreement (each, as may be amended, modified, or waived, from time to time, a “Other Exchange Agreement”, and collectively, the “Other Exchange Agreements”, and together with this Agreement, the “Series B Exchange Agreements”, and collectively with the Series A Exchange Agreements, the “Exchange Agreements”).

H. The New Preferred Warrants, the New Warrant Preferred Shares and the New Warrant Preferred Conversion Shares are collectively referred to herein as the “New Securities”.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Exchange.

(a) General. On the Closing Date, pursuant to Section 4(a)(2) of the Securities Act and Rule 144(d)(3)(ii) of the Securities Act, the Holder hereby agrees to convey, assign and transfer the Exchanged Securities to the Company in exchange for which the Company agrees to issue the Holder the New Preferred Warrants. As soon as commercially practicable following the Effective Date, the Holder shall deliver or cause to be delivered to the Company (or its assignee) the Exchanged Securities (or affidavit of lost warrant certificate in form provided upon request by the Company and reasonably acceptable to the Holder). Immediately following the issuance of the New Preferred Warrants to the Holder on the books and records of the Company, the Holder hereby relinquishes all rights, title and interest in the Exchanged Securities and assigns the same to the Company and the Exchanged Securities shall be cancelled; provided, that (i) the New Warrant Preferred Shares shall be immediately convertible by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate evidencing the New Warrant Preferred Shares and (ii) the New Preferred Warrants shall be immediately exercisable by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate evidencing the New Preferred Warrants. Notwithstanding the foregoing, to the extent the Exchanged Securities held by the Holder as of the Closing Date are less than the aggregate number of Exchanged Securities set forth on the signature page of the Holder attached hereto then the aggregate number of New Preferred Warrants that shall be issued to the Holder shall be adjusted proportionally to reflect the foregoing, mutatis mutandis.

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(b) Closing. Subject to the conditions set forth in Section 2 below, the Exchange shall take place via the electronic exchange of documents, securities and signatures, one (1) Business Day (as defined in the New Certificate of Designation) after the initial date such conditions are satisfied or waived by the respective parties (or at such other time and place as the Company and the Holder mutually agree) (the “Closing” and such date, the “Closing Date”).

2. Closing Conditions to the Closing.

(a) Conditions to the Holder’s Obligations at the Closing. The obligation of the Holder to consummate the Closing is subject to the fulfillment (or waiver, at the sole option of the Holder), to the Holder’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(i) Exchange Documents. The Company shall have duly executed and delivered to the Holder this Agreement, the registration rights agreement in the form attached hereto as Exhibit C, with respect to the registration for resale by the Holder of the New Warrant Preferred Conversion Shares (the “New Registration Rights Agreement”), the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time (collectively, the “Exchange Documents”) to which it is a party and the Company shall have issued to the Holder the New Securities, on the books and records of the Company.

(ii) Representations and Warranties. Each and every representation and warranty of the Company set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Holder shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Holder.

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(iii) Issuance of Securities. At the Closing, the Company shall issue the New Preferred Warrants on the books and records of the Company, with certificates with respect thereto delivered to the Holder no later than five (5) Trading Days after the Closing Date.

(iv) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(v) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the Exchange, including without limitation, those required by the Principal Market (defined hereafter), if any.

(vi) No RTO Triggering Event or Default. On each Trading Day during the fifteen (15) Trading Days immediately preceding the Closing Date and the Closing Date, (A) no RTO Triggering Event (as defined in the New Preferred Warrants) or event that with the passage of time or giving of notice would constitute an RTO Triggering Event shall have occurred (in each case, excluding any RTO Triggering Event waived in writing by the Holder) and (B) no material breach or default by the Company under any Exchange Document shall have occurred or be continuing, and (C) no event shall have occurred or exist that, with the passage of time, the giving of notice or both, would constitute any of the foregoing.

(vii) Eligible Market. On each Trading Day (as defined in the New Certificate of Designation) during the fifteen (15) Trading Days immediately preceding the Closing Date and the Closing Date, the Common Stock (I) shall be designated for quotation or listed on an Eligible Market (as defined in the New Certificate of Designation) and (II) shall not have been suspended.

(viii) Payment of Fees. The Company shall have paid Kelley Drye & Warren LLP and Venturist Law, Ltd. the Legal Fee Amount in accordance with Section 10 below.

(ix) Good Standing Certificate. The Company shall have delivered to the Holder a certificate evidencing the Company’s good standing issued by the Secretary of State (or comparable office) of the State of Nevada and a certificate of existence from each jurisdiction in which the Company conducts business and is required to qualify to do business as a foreign corporation, as of a date within ten (10) days of the Closing Date.

(x) Certified Charter. The Company shall have delivered to the Holder a certified copy of the Articles of Incorporation (as defined below) as certified by the Nevada Secretary of State within ten (10) days of the Closing Date (including evidence of the filing of the New Certificate of Designation on or prior to the Closing Date).

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(xi) Secretary Certificate. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Holder, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 5(b) below as adopted by the Company’s board of directors in a form reasonably acceptable to the Holder, (ii) the Articles of Incorporation of the Company and (iii) the Bylaws (as defined below) of the Company, each as in effect at the Closing.

(xii) Instruction Letter. The Company shall have executed and duly delivered to the Holder a copy of the Irrevocable Transfer Agent Instructions (as defined below) which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(xiii) Transfer Agent Certificate. The Company shall have delivered to such Holder a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(xiv) Listing. The New Warrant Preferred Conversion Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market (as defined in the New Certificate of Designation) and (B) except as otherwise disclosed in the SEC Documents with respect to the Principal Market, shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(xv) Filings with Principal Market. The Company shall have filed the Listing of Additional Shares with the Principal Market to list or designate for quotation (as the case may be) the New Warrant Preferred Conversion Shares.

(xvi) Conditions to Polymath Closing. Other than the Closing and the consummation of the RTO Forced Exercise (as defined in the New Preferred Warrant) all conditions to the closing of the Polymath Acquisition shall have been satisfied or irrevocably waived in writing by the party entitled to the benefit thereof, and the Holder shall have received a written confirmation, in form and substance reasonably satisfactory to the Holder, duly executed by the Company, SubCo (as defined in the Merger Agreement) and Polymath Research Inc., confirming that (A) all such conditions have been satisfied or irrevocably waived, other than the Closing and the consummation of the RTO Forced Exercise, (B) no party to the agreement governing the Polymath Acquisition (the “Merger Agreement”) has exercised, or has any then-existing right to exercise, any right to terminate, rescind or abandon the Polymath Acquisition, other than as a result of the failure of the Closing or the RTO Forced Exercise to occur, (C) all documents, instruments and other deliveries required to consummate the Polymath Acquisition have been duly executed and delivered or placed into escrow, as applicable, (D) each such party is irrevocably committed to consummate the Polymath Acquisition substantially concurrently with the Closing and the RTO Forced Exercise, without any further action, consent, approval or exercise of discretion by any such party, and (E) the condition set forth in Section 8.3(w) of the Merger Agreement shall be deemed satisfied upon the substantially concurrent consummation of the Closing and the RTO Forced Exercise.

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(xvii) Other. The Company and its Subsidiaries shall have delivered to such Holder such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Holder or its counsel may reasonably request.

(b) Conditions to the Company’s Obligations to the Closing. The obligation of the Company to consummate the Closing is subject to the fulfillment (or waiver, at the sole option of the Company), to the Company’s reasonable satisfaction, prior to or at the Closing in question, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Holder set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

(ii) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(iii) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

3. Waivers; Voluntary Adjustments.

(a) Definitions. Solely for the purpose of this Section 3, capitalized terms not defined herein shall have the meaning as set forth in the Series A Certificate of Designation.

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(b) Limited Waivers. The Holder hereby agrees to grant the Limited Waivers and the Polymath Acquisition Consents in its capacity as a holder of Series A Preferred Shares, and upon the receipt of waivers from the Required Holders by way of the execution of the Exchange Agreements (as defined in the Securities Purchase Agreement), the Limited Waivers and the Polymath Acquisition Consents shall be effective as of the date hereof. The Limited Waivers and the Polymath Acquisition Consents set forth in this Agreement constitute one-time waivers and consents and are limited to the matters expressly contemplated and waived herein and should not be construed as an indication that the Holder would be willing to agree to any future modifications to, consent of, or waiver of any of the terms of any other agreement, instrument or security or any modifications to, consents of, or waiver of any default that may exist or occur thereunder.

(c) Holder Series A Preferred Waivers. Effective as of the Closing Date, the Holder hereby agrees to waive, in part, the Series A Certificate of Designation as follows:

(i) Triggering Event Thresholds. Clauses (ix), (xiii) and (xiv) of Section 5(a) of the Series A Certificate of Designation shall be waived, in part, such that no Triggering Event shall be deemed to occur with respect to such clauses as if such references to “$500,000” were deemed to be “$750,000”.

(ii) Company Optional Redemption. Clause (ii) in the definition of “Company Optional Redemption Price” in Section 9 of the Series A Certificate of Designation shall not apply to a Company Optional Redemption unless, as of such applicable Company Optional Redemption Date (as defined in the Series A Certificate of Designation), an Equity Conditions Failure (as defined in the Series A Certificate of Designation) then exists.

(iii) Insufficient Authorized Shares. Section 11(b) of the Series A Certificate of Designation shall be waived, in part, as if such references to “60” were deemed to be “75”.

(iv) Permitted Transfer of Assets. Section 13(e) of the Series A Certificate of Designation is hereby waived with respect to the divestment of any assets (other than Cash (as defined in the Series A Certificate of Designation) and Cash equivalents) held as of the Closing Date.

(v) Permitted Exchange. Sections 13(l) and 13(p) of the Series A Certificate of Designation is hereby waived with respect to the Exchange.

(vi) Dispute Resolution. Section 23(a)(i)(A) of the Series A Certificate of Designation is hereby waived, in part, such that “at any time” as used therein shall be limited to “three (3) Business Days”.

(vii) Dividend Rate. The Holder hereby waives, in part, the definition of “Dividend Rate” in the Series A Certificate of Designation, such that the reference to “fifteen percent (15%)” shall be “twelve and a half percent (12.5%)”.

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(d) Additional Series A Preferred Waivers. Effective as of the Closing Date, the Holder and the Company jointly agrees to waive, in part, the following provisions the Series A Certificate of Designation as follows:

(i) Dispute Resolution. Section 23(a)(i) of the Series A Certificate of Designation is hereby waived, in part, such that all references to “two (2) Business Days” shall be deemed to be “three (3) Business Days”.

(e) Voluntary Adjustments of Series A Preferred Shares. Pursuant to Section 8(g) of the Series A Certificate of Designation, the Company and the Holder hereby agree as follows:

(i) Reset. Effective as of the Closing Date, if on the twelve (12) month anniversary of the Closing Date (the “Reset Date”), the Conversion Price (as defined in the Series A Certificate of Designation) (the “Series A Conversion Price”) then in effect is greater than the arithmetic average of the VWAP of the Common Stock during the thirty (30) consecutive Trading Day period ending and including the Trading Day immediately preceding the Reset Date (the “Reset Price”), immediately after the close of the Principal Market on the Reset Date the Series A Conversion Price shall automatically lower to such applicable Reset Price.

(ii) SA Resets. Effective as of the Closing Date, (i) if on any SA Forced Exercise Notice Date (as defined in the New Preferred Warrants) (each, a “SA Reset Date”), the Conversion Price then in effect is greater than the Minimum Price (as defined pursuant to Section 5635(d)(1)(A) of the Nasdaq Market Rules) of the Common Stock as of such applicable SA Reset Date (each, a “SA Reset Price”), immediately after the close of the Principal Market on such applicable SA Reset Date and (ii) the Company has requested and the Holder has agreed to waive the Minimum Capitalization Condition (as defined in the New Preferred Warrants) prior to the receipt of a SA Forced Exercise Notice (as defined in the New Preferred Warrants), then the Conversion Price shall automatically lower to the SA Reset Price on the Trading Day prior to the SA Forced Exercise Date (as defined in the New Preferred Warrants). If the Holder unilaterally waives the Minimum Capitalization Condition (as defined in the New Preferred Warrants) prior to the receipt of a SA Forced Exercise Notice (as defined in the New Preferred Warrants), then the Holder shall not receive an adjustment pursuant to this Section 3(c)(ii) with respect to any given aggregate number of New Warrant Preferred Shares subject to such SA Forced Exercise Notice (as defined in the New Preferred Warrants) at such time as the Minimum Capitalization Condition is not satisfied.

(iii) Signing Reset. Immediately after the close of the Principal Market on the date prior to the date of this Agreement, the Conversion Price (as defined in the Series A Certificate of Designation) of the Series A Preferred Shares shall automatically lower to $1.00 per share (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

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(f) Automatic Reinstatement of Series A Rights. Notwithstanding anything herein to the contrary, upon the occurrence of any of the following: (i) prior to the consummation of the Polymath Acquisition, the Merger Agreement is terminated, rescinded, abandoned or otherwise ceases to be in full force and effect, (ii) the Closing has not occurred in accordance with Section 14 below, or (iii) following the Closing, either the Polymath Acquisition or the RTO Forced Exercise is not consummated substantially concurrently with the Closing (each, a “Reinstatement Event”), then, automatically and without any further action by the Holder or the Company:

(i) the Limited Waivers and the Polymath Acquisition Consents granted pursuant to Section 3(b) shall immediately cease to have any further force or effect;

(ii) each waiver granted by the Holder pursuant to Sections 3(c) and 3(d) shall immediately cease to have any further force or effect, and the applicable provisions of the Series A Certificate of Designation shall automatically be reinstated and thereafter apply in accordance with their terms as in effect immediately prior to the effectiveness of such waivers, including with respect to any event, condition, breach or default then continuing;

(iii) the cessation of any waiver or consent pursuant to this Section 3(f) shall operate prospectively from and after the applicable Reinstatement Event and shall not retroactively invalidate any transaction or action irrevocably consummated prior to such Reinstatement Event in reliance upon such waiver or consent; provided that any such waiver or consent shall survive solely to the extent necessary to preserve the validity of such previously consummated transaction or action;

(iv) no adjustment to the Series A Conversion Price or other right or benefit granted to the Holder pursuant to Section 3(e), including, without limitation, the Signing Reset pursuant to Section 3(e)(iii), shall be rescinded, reversed or otherwise adversely affected by the occurrence of a Reinstatement Event; and

(v) no Reinstatement Event shall affect any right, claim, liability or obligation arising from any breach of this Agreement or any other Exchange Document occurring prior to such Reinstatement Event.

4. Amendments.

(a) Ratifications. Except as otherwise expressly provided herein, the Exchange Agreements and each other Transaction Document (as defined in the Exchange Agreements), is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Exchange Agreements to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to such Exchange Agreement shall mean the applicable Exchange Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents, to the applicable “Exchange Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to such Exchange Agreement shall mean the Exchange Agreement as amended by this Agreement.

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(b) Amendments to Transaction Documents. On and after the Effective Date, each of the Transaction Documents (as defined in the Series A Exchange Agreements) are hereby amended as follows:

(i) The defined term “Notes” is hereby amended to include the New Warrant Preferred Shares (as defined in each Series B Exchange Agreement) and, for the avoidance of doubt, including the New Certificate of Designation relating to the New Warrant Preferred Shares.

(ii) The defined term “Conversion Shares” is hereby amended to include the New Warrant Preferred Conversion Shares (as defined in each Series B Exchange Agreement).

(iii) The defined terms “Transaction Documents” and “Exchange Documents” are hereby each amended to include this Agreement.

(iv) The defined term “Warrants” is hereby amended to include the New Preferred Warrants (as defined in each Series B Exchange Agreement).

(v) The defined term “Warrant Shares” is hereby amended to include New Warrant Preferred Shares.

5. Representations and Warranties of the Company. The Company represents and warrants to the Holder, as of the date hereof and as of the Closing Date, as follows:

(a) Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Exchange Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 4(a) hereto the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

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(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations (including, without limitation, the issuance of the New Preferred Warrants in accordance with the terms hereof, the reservation and issuance of the New Warrant Preferred Shares in accordance with the terms hereof and the reservation and issuance of the New Warrant Preferred Conversion Shares in accordance with the terms of the New Certificate of Designation) under the Exchange Documents. The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Preferred Warrants, in accordance with the terms hereof, the reservation and issuance of the New Warrant Preferred Shares in accordance with the terms of this Agreement and the New Preferred Warrants, and the reservation and issuance of the New Warrant Preferred Conversion Shares in accordance with the terms of this Agreement and the New Certificate of Designation, have been duly authorized by the Board of Directors of the Company and, other than such filings required under applicable securities or “Blue Sky” laws of the states of the United States (the “Required Approvals”) no further filing, consent, or authorization is required by the Company or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of New Securities. The issuance of the New Preferred Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, the New Preferred Warrants shall be duly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issue thereof. Upon exercise of the New Preferred Warrants into the New Warrant Preferred Shares in accordance with the New Preferred Warrants and the New Certificate of Designation, the New Warrant Preferred Shares issued to the Holder, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of shares of Series B Preferred Stock. Upon conversion of the New Warrant Preferred Shares in accordance with the New Certificate of Designation, the Common Stock issued to the Holder upon such conversion of the New Warrant Preferred Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Preferred Warrants are exempt from registration under the 1933 Act. As of the Effective Date, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined below) for issuances of New Warrant Preferred Conversion Shares pursuant to the New Certificate of Designation and New Warrant Preferred Shares issuable pursuant to the New Warrant Preferred Shares.

(d) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Preferred Warrants in exchange for the Exchanged Securities is exempt from registration under the 1933 Act, pursuant to the exemption provided by Section 4(a)(2) and Rule 144(d)(3)(ii) thereof, and applicable state securities laws.

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(e) No Conflict; Required Filings and Consents.

(i) The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party for which a consent or waiver has not been obtained, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(ii) Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the date hereof, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. Except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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(f) Acknowledgment Regarding Holder’s Acquisition of New Securities. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length purchaser with respect to the Exchange Documents and the transactions contemplated hereby and thereby and that the Holder is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Exchange Documents and the transactions contemplated hereby and thereby, and any advice given by the Holder or any of its representatives or agents in connection with the Exchange Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder’s purchase of the New Securities. The Company further represents to the Holder that the Company’s and each Subsidiary’s decision to enter into the Exchange Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g) No Placement Agent. Other than as described to the Holder by the Company, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the New Securities. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the New Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the New Securities to be integrated with other offerings of securities of the Company.

(i) Dilutive Effect. The Company understands and acknowledges that the number of New Warrant Preferred Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the New Warrant Preferred Conversion Shares upon conversion of the New Warrant Preferred Shares in accordance with this Agreement and the New Certificate of Designation is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

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(j) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Holder as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the New Securities and the Holder’s ownership of the New Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Holders or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Holders which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(l) Absence of Certain Changes. Since the date of the Company’s most recent financial statements contained in a Form 10-K or Form 10-Q, as applicable, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent financial statements contained in a Form 10-K or Form 10-Q, as applicable, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on the Holder’s investment hereunder or (iii) could have a Material Adverse Effect.

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(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o) Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

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(p) Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q) Transactions With Affiliates. Except as set forth in the SEC Documents, no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market (as defined in the New Certificate of Designation)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

(r) Equity Capitalization.

(i) Definitions:

(1) “Common Stock” means (x) the Company’s Class A shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(2) “Preferred Stock” means (x) the Company’s blank check preferred stock, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designation and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designation).

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(ii) Authorized and Outstanding Capital Stock. Schedule 4(r)(ii) sets forth as of the date hereof, the authorized, issued and outstanding capital stock of the Company as well as all outstanding equity linked securities, including all options, warrants, restricted stock units, Common Stock Equivalents. No shares of Common Stock are held in the treasury of the Company. “Common Stock Equivalents” mean any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(iii) Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The SEC Documents disclose all securities that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, except as set forth in the SEC Documents, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Common Stock Equivalents (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws).

(iv) Existing Securities; Obligations. Except as set forth in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) except as set forth on Schedule 4(r)(iv), there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the New Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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(v) Organizational Documents. The SEC Documents disclose true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Common Stock Equivalents and the material rights of the holders thereof in respect thereto.

(s) Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, except as set forth in the SEC Documents or on Schedule 4(s), (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

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(t) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which could result, individually or in the aggregate, in a Material Adverse Effect, other than as set forth on Section 5(t) of the Disclosure Schedules attached hereto. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(w) Title.

(i) Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii) Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the date hereof. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

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(y) Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) No Hazardous Materials:

(A) have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B) are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

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(iv) None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code.

(aa) Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

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(bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(cc) Investment Company Status. The Company is not, and upon consummation of the sale of the New Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(dd) Acknowledgement Regarding Holder’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Exchange Documents, in accordance with the terms thereof, the Holder has not been asked by the Company or any of its Subsidiaries to agree, nor has the Holder agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the New Securities for any specified term provided that the Holder will not engage in any Short Sales (as defined herein); (ii) the Holder shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iii) the Holder may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the New Securities as and when required pursuant to the Exchange Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Exchange Documents pursuant to the 8-K Filing (as defined below) the Holder may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the New Securities are outstanding, including, without limitation, during the periods that the value and/or number of the New Warrant Preferred Conversion Shares deliverable with respect to the New Warrant Preferred Shares are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the New Certificate of Designation or any other Exchange Document or any of the documents executed in connection herewith or therewith.

(ee) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the New Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the New Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

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(ff) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the New Warrant Preferred Shares are held by any of the Holders, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon the Holder’s request.

(gg) Transfer Taxes. On the date hereof, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, exchange and transfer of the New Warrant Preferred Shares to be issued to the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(hh) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(jj) Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

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(kk) Management. During the past five-year period, no current officer or director of the Company or any of its Subsidiaries has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) Engaging in any particular type of business practice; or

(3) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

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(ll) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(mm) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would be reasonably likely to affect the Company’s ability to perform any of its obligations under any of the Exchange Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(nn) No Additional Agreements. The Company does not have any agreement or understanding with the Holder with respect to the transactions contemplated by the Exchange Documents other than as specified in the Exchange Documents.

(oo) Public Utility Holding Act None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(pp) Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(qq) Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(rr) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ss) No Consideration Paid. No commission or other remuneration has been paid by Company for soliciting the exchange of the Exchanged Securities for the New Preferred Warrants as contemplated hereby.

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(tt) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Holders or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Exchange Documents. The Company understands and confirms that each of the Holders will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Holders regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct as of the date furnished and does not contain any untrue statement of a material fact or omit to state any material fact as of the date furnished necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Holder pursuant to or in connection with this Agreement and the other Exchange Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Holder has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 6 below.

6. Representations and Warranties of Holders. The Holder represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

(a) Organization and Authority. The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Holder and the consummation by Holder of the transactions contemplated hereby has been duly authorized by Holder’s board of directors or other governing body. This Agreement has been duly executed and delivered by Holder and constitutes the legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.

(b) Ownership of Exchanged Securities. The Holder owns the Exchanged Securities (subject to any reductions in connection with any conversion and/or exercise thereof prior to the Closing Date) free and clear of any Liens (other than the obligations pursuant to this Agreement, the Transaction Documents, the Exchange Documents and applicable securities laws).

(c) Reliance on Exemptions. The Holder understands that the New Securities are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Securities.

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(d) Validity; Enforcement. This Agreement and the Exchange Documents to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e) No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the Exchange Documents to which the Holder is a party, and the consummation by the Holder of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(f) Transfer or Resale. The Holder understands that: (i) the New Securities have not been and, except as provided in the New Registration Rights Agreement, are not being registered under the 1933 Act or any state securities laws, are and will be offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as set forth in the New Registration Rights Agreement, if any, neither the Company nor any other Person is under any obligation to register the New Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the New Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Securities, subject to the requirements of applicable laws, and such pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, this Section 6(f).

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(g) No Consideration Paid. No commission or other remuneration has been paid by the Holder for soliciting the exchange of the Exchanged Securities for the New Preferred Warrants as contemplated hereby.

7. Disclosure of Transaction. The Company shall, on or before 9:30 a.m., New York City Time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the Exchange Documents, to the extent they are required to be filed under the 1934 Act, that have not previously been filed with the SEC by the Company (including, without limitation, this Agreement, the New Certificate of Designation, the form of New Preferred Warrant, and the New Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Exchange Documents or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the consent of the other party; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

8. No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of the New Securities under the Securities Act or cause this offering of the New Securities to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the Securities Act.

9. Listing. The Company shall promptly make all filings necessary for the listing or designation for quotation (as applicable) of all of the New Warrant Preferred Conversion Shares upon the Principal Market (subject to official notice of issuance). The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 9.

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10. Fees. The Company shall reimburse, on demand, (i) Kelley Drye & Warren LLP, as counsel to one or more Holders, an aggregate non-accountable amount equal to $95,000 (the “KDW Legal Fee Amount”) and (ii) Venturist Law, LTD, as counsel to one or more Holders an aggregate non-accountable amount equal to $50,000 (the “Venturist Legal Fee”, and together with the KDW Legal Fee Amount, the “Legal Fee Amounts”) for all costs and expenses incurred by such counsel, respectively, in connection with preparing and delivering this Agreement (including, without limitation, all legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) and other amounts.

11. Blue Sky. The Company shall make all filings and reports relating to the Exchange as required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

12. Effective Date. Except as otherwise provided herein, this Agreement shall be deemed effective as of such date that Company and the Holder shall have duly executed and delivered this Agreement (the “Effective Date”).

13. No Commissions. Other than as has been disclosed to the Holders by the Company, neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

14. Termination. Notwithstanding anything contained in this Agreement to the contrary, if the Closing Date has not occurred and the Company does not deliver the New Preferred Warrants to the Holder, in accordance with Section 1 hereof, then, at the election of the Holder delivered in writing to the Company at any time after (i) the six month anniversary of the date hereof, or (ii) the Merger Agreement is terminated, rescinded, abandoned or otherwise ceases to be in full force and effect, this Agreement shall be terminated and be null and void ab initio and the Exchanged Securities shall not be cancelled hereunder and shall remain outstanding as if this Agreement never existed. Notwithstanding the foregoing, (x) the adjustment to the Series A Conversion Price pursuant to Section 3(e)(iii) shall remain in full force and effect and shall not be reversed or otherwise affected by any termination of this Agreement, (y) the Company’s obligations under Section 10 and Section 19 shall survive any such termination, and (z) no such termination shall affect any right, claim, liability or obligation arising from any breach of this Agreement occurring prior to such termination.

15. Conversion and Exercise Procedures. The form of Conversion Notice (as defined in the New Certificate of Designation) included in the New Certificate of Designation and the form of Exercise Notice (as defined in the New Preferred Warrants) sets forth the totality of the procedures required of the Holder in order to convert the New Warrant Preferred Shares and exercise the New Preferred Warrants, respectively. No legal opinion or other information or instructions shall be required of the Holder to convert the New Warrant Preferred Shares or exercise the New Preferred Warrants. The Company shall honor conversions of the New Warrant Preferred Shares and shall deliver the New Warrant Preferred Conversion Shares in accordance with the terms, conditions and time periods set forth in the New Certificate of Designation. The Company shall honor exercises of the New Preferred Warrants and shall deliver the New Warrant Preferred Shares in accordance with the terms, conditions and time periods set forth in the New Preferred Warrants. Without limiting the preceding sentences, no ink-original Conversion Notice or Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Exercise Notice form be required in order to convert the New Warrant Preferred Shares or exercise the New Preferred Warrant, as the case may be.

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16. Reservation of Shares. So long as any portion of the New Preferred Warrants or the New Warrant Preferred Shares remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (a) 100% of the maximum number of New Warrant Preferred Shares issuable upon exercise of the New Preferred Warrants and (b) 100% of the maximum number of the New Warrant Preferred Conversion Shares issuable upon conversion of the New Warrant Preferred Shares then outstanding (assuming for purposes hereof that (x) the New Warrant Preferred Shares are convertible at the Floor Price (as defined the New Certificate of Designation) then in effect, (y) dividends on the New Warrant Preferred Shares shall accrue through January 8, 2030 and will be converted in shares of Common Stock at a dividend conversion price equal to the Floor Price then in effect, and (z) any such conversion shall not take into account any limitations on the conversion of the New Warrant Preferred Shares set forth in the New Certificate of Designation) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock or Series B Preferred Stock, as applicable, reserved pursuant to this Section 16 be reduced other than proportionally in connection with any conversion of the New Warrant Preferred Shares or exercise of any New Preferred Warrants, as applicable. If at any time the number of shares of Common Stock or Series B Preferred Stock, as applicable, authorized and reserved for issuance by the Company is not sufficient to meet the applicable Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares of Common Stock to meet the Company’s obligations pursuant to the Exchange Documents, in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the applicable Required Reserve Amount.

17. Pledge of New Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the New Securities may be pledged by an Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the New Securities, subject to the requirements of applicable laws. The pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and no Holder effecting a pledge of New Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, Section 6(f) hereof; provided that an Holder and its pledgee shall be required to comply with the provisions of Section 6(f) hereof in order to effect a sale, transfer or assignment of New Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the New Securities may reasonably request in connection with a pledge of the New Securities to such pledgee by the Holder.

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18. Shareholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite shareholders (the “Shareholder Consent”) to obtain the Shareholder Approval (as defined below), inform the shareholders of the Company of the receipt of the Shareholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the forty-fifth (45th) calendar day after the date hereof (or, if such filing is delayed by a court or regulatory agency, in no event later than ninety (90) calendar days after the date hereof), an information statement with respect thereto or (y) provide each shareholder entitled to vote at a special meeting of shareholders of the Company (the “Shareholder Meeting”), which shall be promptly called and held not later than ninety (90) days after the date hereof (the “Shareholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Holders. Kelley Drye & Warren LLP and Venturist Law, Ltd., at the expense of the Company, with the Company obligated to reimburse the expenses of Kelley Drye & Warren LLP incurred in connection therewith in an amount not to exceed $5,000 and the expenses of Venturist Law, Ltd incurred in connection therewith in an amount not to exceed $5,000, respectively. The proxy statement, if any, shall solicit each of the Company’s shareholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (“Shareholder Resolutions”) providing for the issuance of all of the New Securities in compliance with the rules and regulations of the Nasdaq Capital Market (without regard to any limitations on conversion set forth in the New Certificate of Designation) (such affirmative approval being referred to herein as the “Shareholder Approval”, and the date such Shareholder Approval is obtained, the “Shareholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its shareholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Shareholder Approval by the Shareholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Shareholder Approval is not obtained on or prior to the Shareholder Meeting Deadline, the Company shall cause an additional Shareholder Meeting to be held on or prior to sixty (60) days after the Shareholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Shareholder Approval is not obtained after such subsequent shareholder meetings, the Company shall cause an additional Shareholder Meeting to be held semi-annually thereafter until such Shareholder Approval is obtained.

19. Holding Period. For the purposes of Rule 144, the Company acknowledges that after giving effect to the terms and conditions of this Agreement, the holding period of the Series A Preferred Shares (and upon conversion of the Series A Preferred Shares, the Conversion Shares (as defined in the Securities Purchase Agreement)) shall commence on the date of initial issuance of such Series A Preferred Shares, and the Company agrees not to take a position contrary to this Section 19. The Company acknowledges and agrees that, subject to the Holder’s representations and warranties contained in Section 6 of this Agreement, the Series A Preferred Shares (and upon conversion of the Series A Preferred Shares, the Conversion Shares) shall not be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with Rule 144, provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the ninety (90) days preceding the date of any transfer. Upon conversion of the Series A Preferred Shares in accordance with the terms of the Series A Certificate of Designation, the Conversion Shares shall be freely tradeable by the Holder and shall be issued without any restricted legend.

20. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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21. Register; Transfer Agent Instructions; Legend.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each Holder), a register for the New Preferred Warrants in which the Company shall record the name and address of the Person in whose name the New Preferred Warrants has been issued (including the name and address of each transferee), the number of New Warrant Preferred Shares issuable upon exercise of any New Preferred Warrants held by such Person and the number of New Warrant Preferred Conversion Shares issuable upon conversion of the New Warrant Preferred Shares held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.

(b) Transfer Agent Instructions. On or prior to the date hereof, the Company shall issue irrevocable instructions to its transfer agent (the “Transfer Agent”) and, prior to obtaining any subsequent transfer agent, the Company shall issue irrevocable instructions to any subsequent transfer agent, in each case, in a form acceptable to the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at the Depository Trust Company (“DTC”), registered in the name of the Holder or its respective nominee(s), for the New Warrant Preferred Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon the conversion of the New Warrant Preferred Shares. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 21(b) will be given by the Company to its Transfer Agent with respect to the New Warrant Preferred Conversion Shares, and that the New Warrant Preferred Conversion Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Exchange Documents. If the Holder effects a sale, assignment or transfer of the New Warrant Preferred Conversion Shares, subject to applicable laws, the Company shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 21(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 21(b) that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue each legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent as follows: (i) upon each conversion of the New Warrant Preferred Shares (unless such issuance is covered by a prior legal opinion previously delivered to the Transfer Agent), and (ii) on each date a registration statement with respect to the issuance or resale of any of the New Warrant Preferred Conversion Shares is declared effective by the SEC. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinions or the removal of any legends on any of the New Warrant Preferred Conversion Shares shall be borne by the Company.

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(c) Legends. The Holder understands that the New Preferred Warrants have been issued (or will be issued in the case of the New Warrant Preferred Shares and the New Warrant Preferred Conversion Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the New Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE][CONVERTIBLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d) Removal of Legends. Certificates evidencing New Securities shall not be required to contain the legend set forth in Section 21(c) above or any other legend (i) while a registration statement covering the resale of such New Securities is effective under the 1933 Act, (ii) following any sale of such New Securities pursuant to Rule 144 (assuming neither the transferor nor the transferee is an affiliate of the Company), (iii) if such New Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing with respect to such New Securities, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such New Securities to the Company) following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 21(d), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such New Securities are New Warrant Preferred Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program (“FAST”), issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s nominee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of New Securities or the removal of any legends with respect to any New Securities in accordance herewith.

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(e) Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, if the Transfer Agent is not participating in FAST, a certificate for the number of New Warrant Preferred Conversion Shares to which the Holder is entitled and register such New Warrant Preferred Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of New Warrant Preferred Conversion Shares submitted for legend removal by the Holder pursuant to Section 21(d) above (a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, and (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date of the delivery by the Holder to the Company of the applicable New Warrant Preferred Conversion Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder submitted for legend removal by the Holder pursuant to Section 21(d) above, and if on or after such Trading Day the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then the Company shall, within one (1) Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any, for the shares of Common Stock so acquired) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of New Warrant Preferred Conversion Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the New Certificate of Designation) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Warrant Preferred Conversion Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Delivery Failure, this Section 21(e) shall not apply to the applicable Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Delivery Failure pursuant to the analogous sections of the New Certificate of Designation.

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(f) FAST Compliance. While the New Warrant Preferred Shares or New Preferred Warrants remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

22. Variable Securities. Until the later of (x) the two (2) year anniversary of the Closing Date and (y) the date that no Series A Preferred Shares, New Warrant Preferred Shares or New Preferred Warrants remain outstanding, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement (as defined below) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any Common Stock Equivalents (as defined below) either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Common Stock Equivalents, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Common Stock Equivalents or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). The Holder shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. “Subsequent Placement” refers to the Company or any of its Subsidiaries, directly or indirectly, issuing, offering, selling, granting any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Common Stock Equivalents, any debt, any preferred stock or any purchase rights). The prohibition described in this Section 22 shall not be applicable to a traditional “at-the-market” offering within the meaning of Rule 415(a)(4) of the 1933 Act of the Company.

23. No Short Sales. The Holder hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company, excluding any sales marked “short exempt” or deemed “short” as a result of any breach by the Company of any term or condition of any Transaction Document (including, without limitation, the Series A Certificate of Designation and the New Certificate of Designation). For purposes of this Section, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

24. Reporting of Sales. The Holder will provide the Company, on the first day of each week for the period commencing on the date of the execution of this Agreement and ending on the date of the closing of the Polymath Acquisition, a reconciliation of the sales of shares of Common Stock by the Holder for the previous week.

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IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of the date set forth on the signature page of the Holder below.

COMPANY:

TRUGOLF HOLDINGS, INC. (F/K/A DEEP MEDICINE ACQUISITION CORP.)

By:
Name:
Title:

Notice Address:
________________________________
________________________________
________________________________
________________________________

IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of this [__________] of August, 2026.

HOLDER:

By:
Name:
Title:

Notice Address:

________________________________

________________________________

________________________________

________________________________

Conversion Amount of Series A Preferred Stock (but excluding any Make Whole Amount) as of this [_] day of August, 2026:

_____________________

Aggregate Number of Shares of Series A Preferred Stock Issuable Upon Exercise of Series A Preferred Warrants prior to Exchange:

_____________________

Aggregate Number of Shares of Series A Preferred Stock Issuable Upon Exercise of Series A Preferred Warrants after to Exchange:

_____________________

Aggregate Number of Shares of Series B Preferred Stock Issuable Upon Exercise of New Preferred Warrants prior to Exchange:

_____________________

Aggregate Number of Shares of Series B Preferred Stock Issuable Upon Exercise of New Preferred Warrants after to Exchange:

_____________________